Exhibit 4.6

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA CUSIP NO. b02496 10 1 MiMecb ™ SPECIMIN FULLY PAlD AND NON ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $0.001 EACH OF MIMEDX GROUP, INC., TRANSFERABLE ON THE books of the corporation by the holder hereof, in person or by duly authorized B Attornen upon surrender o| this Certificate property properly endorsed. Tins Certificate is not valid unless countersigned Ly an authorized representative of the Transfer Agent. IN WITNESS WHEREOF. the said corporation has caused fills Certificate to be signed by its duly authorized Officers. certified with the seal of the Corporation. Dared: CHIEF EXECUTIVE OFFICER GENERAL COUNSEL AND SECRETARY Seal

NOTICE Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bunk (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations. TEN COM —as tenants in common UNIF GIFT MIN ACT — Custodian TEN ENT — as tenants by the entireties (Cust) (Minor) under Uniform Gifts to Minors JT TEN— as joint tenants with right of Acf survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE) Shares of the capital stock represented by the written certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated: Signature Signature (If more than one owner) NOTICF- THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS NOTICE written upoN THE FACE 0F THE CERT]EICATE )N every particular without alteration or enlargement or any cHange whatever AFFIX MEDALLION SIGNATURE GUARANTEE